NASDAQ: NTGN Neoantigen-based Cell Therapies Corporate Presentation » November 2019

Forward-Looking Statements and Intellectual Property Forward-Looking Statements This presentation may contain forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation are forward-looking statements, our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters; our current and prospective product candidates; the timing and advancement of current and planned clinical trials; our ability to replicate results achieved in our preclinical studies or clinical trials in any future studies or trials; research and development costs; the estimated size of the market for our product candidates; the timing and success of our development and commercialization of our anticipated product candidates; and the availability of alternative therapies for our target market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward- looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section titled “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2018 and our subsequent quarterly reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Intellectual Property Neon Therapeutics, Inc. is the owner of the NEON THERAPEUTICS, RECON, NEO-STIM, Precision NEO-STIM and MAPTAC trademarks, as well as certain other trademarks, including design versions of some or all of these trademarks. The symbols ™ and ® are not used in connection with the presentation of these trademarks in this presentation and their absence does not indicate a lack of trademark rights. Certain other trademarks used in this presentation are the property of third-party trademark owners and may be presented with or without trademark references. © 2019 Neon Therapeutics. 2

A Neoantigen-Based Cell Therapy Company Leveraging Validated Neoantigen Science through Novel Cell Therapy Approaches for Advanced Cancers Leading Neoantigen Personal and Precision Focused on Single-Agent Platform T cell Programs Activity in Refractory Tumors Machine learning bioinformatics Personal and precision adoptive Targeting metastatic disease platform and T cell induction T cell product candidates offer that is relapsed or refractory to process to prime, activate multiple therapeutic opportunities standard of care therapy and expand © 2019 Neon Therapeutics. 3

Significant Unmet Need Persists Despite Advancements in Treatment of Solid Tumors Overcome resistance in refractory Goal solid tumors through optimized T cell therapies Outcomes Nivolumab (αPD-1) lpilimumab (αCTLA-4) Chemotherapy Time Adapted from Dammeijer et al (Cytokine & Growth Factor Reviews, 2017). © 2019 Neon Therapeutics. 4

Neon Continues to Pioneer Neoantigen Science

2014


nature
CANCER

- Personal neoantigen vaccine clinical trials initiated at Dana Farber
- Founders Bob Schreiber and Ton Schumacher publish seminal neoantigen research in Nature

2015


Science

- Launch of Neon and foundational IP estate licensed from Broad/Dana Farber/MGH
- Founders Schumacher/Schreiber work featured in Science

2016

- Founder Ton Schumacher publishes neoantigen-specific T cell induction protocol
- T cell collaboration established with Netherlands Cancer Institute (NKI)

2017


Immunity

- Neon publishes a Class I predictor in *Immunity* that forms the basis for RECON

2018

- NEO-STIM T cell induction protocol presented at AACR and SITC
- Founder James Allison, PhD wins Nobel prize

2019

- NEO-PV-01 trial demonstrates strong evidence of the mechanism for targeting neoantigens


Immunity

- Neon publishes in *Immunity* a Class II predictor that achieves >61-fold improvement over publicly available predictors

NEON THERAPEUTICS

© 2019 Neon Therapeutics.

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Key Neoantigen Learnings Continue to Guide Future Development of New Modalities Neoantigens are fundamental to anti-tumor immune activity Pre-existing responses to neoantigens are rare and therefore an intervention to target neoantigens is required to mount an immune response in most patients Identifying and selecting the best neoantigens to target is critical for successful neoantigen therapy © 2019 Neon Therapeutics. 6

Neoantigens + T cell Therapy: A Powerful Combination Neoantigens T cell Therapies – Intimately tumor specific and not found on – Approved CAR-T therapies validate clinical benefit normal tissue of T cell modality – Can be highly immunogenic and not recognized – TCRs are exquisitely capable of selectively targeting by self neoantigens on cancer cells – Broad applicability across tumor types – TIL therapy has shown clinical effect in solid tumors – Multiple targets reduce risk of escape and may improve durable clinical benefit Neon’s Optimized Cell Therapy Approach © 2019 Neon Therapeutics. 7

Proprietary Platform Drives Novel T Cell Programs Neon’s Core Platforms NEO-PTC-01: Fully Personal T cell Therapy Custom manufactured, targeting neoantigens specific to each patient Precision T cell Therapies Bioinformatics T cell induction engine protocol Targeting shared neoantigens in genetically defined patient populations © 2019 Neon Therapeutics. 8

Neon has Continually Advanced its Machine Learning Platform to Identify Neoantigen Targets nd 1st Generation: 2 Generation: Class II prediction Class I prediction; Mono-allelic mass spectrometry Multi-allelic mass spectrometry In vitro netMHC binding assay Continual advances in RECON’s capabilities to identify, predict and select © 2019 Neon Therapeutics 9

A Leading Bioinformatics Platform to Predict Both MHC Class I and II Neoantigens September 2019 February 2017 © 2019 Neon Therapeutics. 10

NEO-STIM: A Platform to Prime, Activate and Expand Antigen-Specific T cells Inputs Induction Outputs Antigen Presenting Cells & T cells (Peripheral Blood Mononuclear Cells) APC T cell T cell RECON-predicted APC epitopes – Specific cell subsets from a – Multiple antigen-specific patient’s apheresis CD8+ & CD4+ T cell populations Proprietary – Stimulated with immunogens in – Expansion of memory responses culture process proprietary culture conditions – De novo induction from naïve compartment © 2019 Neon Therapeutics. 11

A Neoantigen-based Cell Therapy Company Preclinical Development Phase 1 Later Stage nd NEO-PTC-01 2 line metastatic melanoma Personal neoantigen nd T cell therapy 2 line metastatic ovarian cancer Preclinical Target Discovery Target Validation Development Phase 1 Later Stage NEO-STC-01 RAS pancreatic cancer Shared neoantigens T cell therapy Undisclosed solid tumors © 2019 Neon Therapeutics. 12

NEO-PTC-01: Personal neoantigen T cell therapy candidate © 2019 Neon Therapeutics. 13

NEO-PTC-01 Addresses Challenges of Current Personal Cell Therapy Approaches TIL Therapy TCR-T cell Therapy NEO-PTC-01 (Iovance, Achilles) (PACT, Adaptive) – Multiple – Currently 1 TCR per patient – Multiple, selected by RECON # of Targets – Pre-existing only – Pre-existing and potential for – Pre-existing and de novo – Non-selective expansion de novo – Selective expansion – Resectable lesion, IL-2 – No restriction and IL-2 not Process – Extended time needed to required in vitro and required limitations engineer TCRs systemically – PBMC starting material T cell – Exhausted, non-engineered – Engineered – Optimized, non-engineered phenotype © 2019 Neon Therapeutics. 14

NEO-PTC-01 Target Product Profile: An Adoptive Personal T cell Therapy for Refractory Solid Tumors

		Generation 1 First-in-Human Trial	Next Generation Product Profile
Product Characteristics	# neoepitopes*	>20, $CD8^+$ and $CD4^+$	Optimized # of $CD8^+$ and $CD4^+$
	Immunogen format	Peptides	Peptides or RNA
	Neoantigen responses	Memory + *de novo*	Memory + *de novo*
	T cell phenotype	Central memory (CM) + effector memory (EM)	CM + EM, further optimized
	Cell dose	10^9-10^{10} cells	To be determined in FIH study
Manufacturing Process	Turnaround time**	13 weeks	Target ≤6 weeks
	Drug product format	Frozen	Frozen

** Typical mix of ~30 longmers and ~30 shortmers*
***Includes sequencing, epitope manufacturing, T cell induction and release*

NEON THERAPEUTICS

© 2019 Neon Therapeutics.
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NEO-PTC-01 Pilot Run Results

Pilot run generates drug product adhering to early development product profile

- At scale run using healthy donor material
- Manufactured in GMP facility at NKI following draft batch records
- Release testing performed following draft procedures and specifications
- In-depth characterization analysis conducted

	Development Product Profile	Pilot Run Results (Healthy donor PBMCs)	
Immunogen format	Peptides	Peptides	✓
Neoantigen responses	Memory + *de novo*	*De novo*	✓
# CD8 neoantigen hit rate	Ideally 3-5 responses	4	✓
# CD4 neoantigen hit rate	3-5 responses	5	✓
Functionality of responses	Polyfunctional and demonstrate Endogenous antigen recognition for >X epitope	REL (polyfunctionality) & MART-1 (polyfunctionality & cytotoxcity)	✓
Magnitude of responses	Bulk product: 50 to 500 million neoantigen-specific T cells	715.2×10^6	✓
T cell phenotype	CM + EM	CM + EM	✓
Cell dose	10^9-10^{10} cells	6.07×10^9	✓

NEON THERAPEUTICS

© 2019 Neon Therapeutics.

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Current NEO-PTC-01 Manufacturing Process Bioinformatics Custom Epitope Production QC & release Tumor Sample & Sequencing NEO-PTC-01 Personal Neoantigen Apheresis T Cell Therapy Current time: 8 weeks 4 weeks 1 week Will be performed upfront in targeted patient cohorts © 2019 Neon Therapeutics. 17

Significant Potential for Compressed Manufacturing Turnaround Compressing turnaround time from 13 weeks to ≤6 weeks Goal may significantly broaden clinical opportunity – Streamline tumor sample processing – Adopt dedicated sequencing lab/equipment – Move from peptides to RNA – Optimize induction protocol – Implement rapid release assays © 2019 Neon Therapeutics. 18

Turnaround Time Improvements Expected to Broaden Clinical Applicability Across Treatment Settings 13 weeks Early Clinical Development Strategy Standard-of-Care 1L or bridging therapy – Initial focus on indications post- progression on checkpoint inhibitor or Tumor NEO-PTC-01 NEO-PTC-01 other frontline therapy Sample & Production Infusion Sequencing Later-stage Clinical/Commercial Strategy – Shorter turnaround timelines will enable ≤6 weeks broader clinical utility © 2019 Neon Therapeutics. 19

NEO-STIM Induces and Expands Multiple Neoantigen T cell Populations in a Melanoma Sample

Expansion of Memory Response

Starting PBMCs

Post NEO-STIM

Memory Response



4.5% of CD8+
72.1% of CD8+
pMHC Multimer A
pMHC Multimer B

16-fold increase post NEO-STIM

Induction of de novo Response

Starting PBMCs

Post NEO-STIM

de novo Response 1

de novo Response 2



0% of CD8+
6.5% of CD8+
0% of CD8+
13.4% of CD8+

- Three neoantigen-specific $CD8^+$ responses were induced using NEO-STIM
- Specificity of mutant over wild-type epitope observed

Data from a single melanoma patient sample

NEON THERAPEUTICS

© 2019 Neon Therapeutics.

20

NEO-STIM Induced and Expanded Three CD4+ Populations from a Melanoma Patient Sample Unloaded Neoantigen- Unloaded Neoantigen- DCs loaded DCs DCs loaded DCs S>L 1 4 . 7% 3 1 . 3 % MKRN1 – Three neoantigen-specific CD4+ responses S>L were induced using NEO-STIM 1 3 . 1% 3 4 . 5% – The induced CD4+ T cell responses CREBBP exhibited multiple functions (production of cytokines and upregulation of CD107a) K>E 1 8 . 5% 4 1 . 9 % TPCN1 C D 1 0 7 a + I F N  + T N F  + C D 1 0 7 a + C D 1 0 7 a + I F N  + I F N  + + + + IFN-γ (% of CD3 /CD4 ) C D 1 0 7 a + T N F  + T N F  + I F N  + T N F  + N e g a t i v e Data from a single melanoma patient sample © 2019 Neon Therapeutics. 21

# NEO-STIM Effectively and Reproducibly Induces CD8⁺ T cell Responses from Melanoma Patients



LTS#P4 Pt NV10
SRSF1 E>K
72.1% of CD8+
ARAP1 Y>H
6.5% of CD8+
PKDREJ G>R
13.4% of CD8+
LTS#P8 Pt 23
DNM2 I>V
0.26% of CD8+
LRBA S>L
35.7% of CD8+
GTF2H3 V>A
1.0% of CD8+
LTS#P5 Pt NV6
ACTN4 K>N
0.2% of CD8+
CSNK1A1 S>L
49.9% of CD8+
DHX40 neoORF
0.7% of CD8+
GLI3 P>L
52.0% of CD8+
QARS R>W
4.2% of CD8+
FAM178B P>L
7.8% of CD8+
RPS26 P>L
34.2% of CD8+

- NEO-STIM reproducibly induces neoantigen-specific $CD8^+$ T cell responses
- Neoantigen-specific $CD8^+$ T cell responses have been induced towards single nucleotide variants and neoORFs

NEON THERAPEUTICS

© 2019 Neon Therapeutics.

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NEO-STIM-induced CD8+ T cells Can Kill Tumor Cells Cytotoxic Marker CD107a on Upregulation of Active Induced Neoantigen-Specific T Cells Caspase-3 on Target Tumor Cells p<0.0001 40 15 **** 35 p<0.0001 + + 3 a 30 s 7 + a 0 10 25 – NEO-STIM-induced CD8 T 1 C + D 20 (memory) e C cells upregulate active v 15 + E>K LTS#P4 i 8 5 L 10 Caspase-3 on antigen D % C 5 SRSF1 expressing tumor targets, % 0 0 25 p<0.0001**** which is an early apoptotic 30 p<0.0001**** + + 20 marker a ) 25 3 7 s 0 + a 1 20 15 – NEO-STIM-induced CD8 T C D e C de de novo 15 ( v 10 + cells upregulate CD107a i 8 LTS#P5 L P>L P>L 10 D when challenged with antigen % 5 C GLI3 5 expressing tumor targets % 0 0 Target tumor cell line Target tumor cell line (expressing patient HLA) (expressing patient HLA) © 2019 Neon Therapeutics. 23

NEO-STIM-induced T Cells are Highly Specific for Mutant Peptides Representative data from LTS#P4 Melanoma NEO-STIM-induced NEO-STIM-induced CD8+ memory response CD8+ naïve response 72.1% of CD8+ T cells 6.5% of CD8+ T cells + 3 0 Mutant + 3 0 peptide or CD107a or CD107a or + 2 0 + 2 0 α α * * * * * * * * Mutant or TNF or or TNF or * * * + + * peptide 1 0 1 0 IFNγ IFNγ + + + + Wildtype Wildtype peptide peptide % of CD8 of % CD8 of % 0 0 0 0 . 0 5 0 . 2 0 . 8 3 . 2 0 0 . 0 5 0 . 2 0 . 8 3 . 2 Assay peptide concentration (uM) Assay peptide concentration (uM) (neoantigen loaded DCs) (neoantigen loaded DCs) 88% of NEO-STIM generated responses are mutant specific AACR 2019, Abstract 580, Lenkala, et al © 2019 Neon Therapeutics. 24

Recognition of Autologous Tumor by NEO-STIM Induced T cells 12 * NEO-STIM cells alone + + a 9% of CD8 7 10 NEO-STIM + autologous tumor digest 0 pMHC+ 1 D 8 C r E:T ratio: 1:1 o 6 / + d pMHC E:T ratio: 0.006 : 1 + B n a 4 + ns  pMHC N 2 F I 0 pMHC+ A gated on gated on pMHCneg CD8+ pMHCpos CD8+ Tcells Tcells – Induced CD8+ T cells recognize autologous tumors as reflected by induction of IFNy and/or CD107a+ © 2019 Neon Therapeutics. 25

Planned Phase 1 Trial in Second Line Metastatic Melanoma Cohort A: Dose Escalation (Monotherapy) NEO-PTC-01 Dose: 109 Progressed on N=3 patients αPD-1 and received Trial Objectives αCTLA-4 NEO-PTC-01 Dose:1010 – Safety N=3 patients – Clinical activity – ORR – Response durability Cohort B: Dose Expansion – Immune monitoring – Cell viability NEO-PTC-01 Dose: Selected Stable or progressor from Cohort A at 3 months on αPD-1 N=Up to 20 patients © 2019 Neon Therapeutics. 26

Planned Phase 1 Clinical Trial in Second Line Metastatic Ovarian Cancer

Stable or progressor at 3 months on αPD-1 + chemo

Exclude rapid progressors and deep responses

〉

NEO-PTC-01 treatment post-manufacturing

〉

Trial Objectives

- Safety
- Clinical activity
  - ORR
  - Response durability
- Immune monitoring
- Cell viability

- Large unmet need for effective immunotherapies in ovarian cancer
- Ovarian cancer is characterized by an intermediate mutational burden with evidence from tumor biopsies suggesting the presence of high quality neoantigens (Bobisse S. et al, *Nat Communications* 2018)
- Evidence for ovarian cancer being amenable to a personalized neoantigen T cell approach comes from recent TIL data (Westergaard MCW et al, *BJC* 2019)

NEON THERAPEUTICS

© 2019 Neon Therapeutics.
27

NEO-PTC-01: Pathway to Clinical Proof-of-Concept 2H 2019 1H 2020 2H 2020 1H 2021 2H 2021 1H 2022 Clinical Trial Melanoma Application Phase 1 Dose in Europe Escalation Trial Phase 1b Trial Ovarian Phase 1b Trial Cancer Process Development RNA Process Development Note: Dashed lines represent gated programs. © 2019 Neon Therapeutics. 28

Precision T cell Therapies © 2019 Neon Therapeutics. 29

Precision T cell Therapy Candidates Generate potent T cell therapies with high specificity Goal for validated, shared neoantigen targets in genetically defined patient populations – Well validated tumor-specific targets provide confidence in T cell immunogenicity – Optimal T cell phenotype to drive persistence and tumor cell killing – Precision approach provides clear patient selection strategies – Non-engineered products with potential for less toxicity © 2019 Neon Therapeutics. 30

Precision T cell Programs Leverage Neon's Proprietary and Reproducible Neoantigen Platform



Pre-manufactured peptides targeting validated neoantigens
Manufactured prior to cell process and pulled off-the-shelf from inventory
Patient Selection via Gene Panel or ctDNA Assay
Leukapheresis
NEO STIM
Culture process
Precision T cell Therapy Candidates

- Multiple $CD8^+$ and $CD4^+$ neoantigen-specific T cells
- Expanded memory plus de novo induced T cells
- Polyfunctional profile with central memory/effector memory phenotypes

NEON THERAPEUTICS

© 2019 Neon Therapeutics.

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Potential for Precision T cell Platform to Target Shared Tumor Neoantigens Across Patient Populations

Focus Areas	Target Mutation(s)	Target Indication(s)
RAS	G12X	Multiple
Breast	Breast mutation	$ER^{+}/HER2^{-}$ Breast
Resistance Mutations	BTK mutation	r/r Leukemia
	EGFR mutation	r/r $EGFR^{mut}$ NSCLC
MSI+ Cancers	Multiple neoORFs	Colorectal + others
Non-mutated Targets	Prostate genes	Prostate
	Viral oncogenes	Multiple
Hematologic drivers	Multiple	AML + others
Melanoma Drivers	Multiple	Melanoma + others

NEON THERAPEUTICS

© 2019 Neon Therapeutics.
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NEO-STIM-induced T cells are Cytotoxic Against RAS Epitopes

NEO-STIM-induced T cells are highly specific and cytotoxic


Specific cell death at 48hr (%)
80
60
40
20
0
RAS^mut peptide
RAS^wt peptide

Target cell: HLA-transduced A375-GFP cells + peptide

$E_{Specific\ T\ Cells}$:T = 0.05:1 ■ Target cell (48hr)


No peptide
RAS mutant peptide
RAS wildtype peptide

NEON THERAPEUTICS

© 2019 Neon Therapeutics.

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Precision Approach: Initial Focus on RAS Neoantigens in Pancreatic Cancer Patient Population NEO-STC-01 Targeting shared RAS neoantigens in pancreatic cancer Other Precision Genomic Panel or Mutation-positive T cell Therapies Circulating Tumor Patient Targeting shared DNA Assay neoantigens in genetically defined patient populations © 2019 Neon Therapeutics. 34

NEO-STC-01: Planned Path to the Clinic 2H 2019 1H 2020 2H 2020 1H 2021 2H 2021 1H 2022 NEO-STIM Protocol Optimization in Healthy Donor and Patient Samples RAS Pancreatic NEO-STIM Large-scale Tech Transfer Cancer Process Development to CMO U.S. IND Filing Note: Dashed lines represent gated programs. © 2019 Neon Therapeutics. 35

Corporate Summary © 2019 Neon Therapeutics. 36

Financial Summary Cash balance at 9/30/19 $44.3M Debt $0.0M Expected cash balance at 12/31/19 $25.0M to $30.0M (including restructuring charges, excluding financing) Current cash runway Into Q3 2020 © 2019 Neon Therapeutics. 37

Expected Milestone Timing 2H 2019 1H 2020 2H 2020 1H 2021 2H 2021 1H 2022 NEO-PTC-01 Clinical Trial Initiate Phase 1 Identify Dose & Phase 1/1b Application Dose Escalation Initiate Phase 1b Interim Melanoma in Europe Trial Trial Data Initiate Phase 1b Ovarian Cancer Trial NEO-STC-01 RAS U.S. IND Pancreatic Filing Cancer NEO-PV-01 NT-001 Data NT-002 Presentation at NSCLC Melanoma, SITC Meeting Data * NSCLC, Bladder Cancer * Trial fully enrolled as of April 2019 Note: Dashed lines represent gated programs. © 2019 Neon Therapeutics. 38

Appendix © 2019 Neon Therapeutics. 39

The Current NEO-STIM Induction Process for NEO-PTC-01



Input Materials
RECON peptides
Leukapheresis
Culture reagents
1st stimulation
0
X
Days
X
cliniMACS
Peptide loading & Maturation
PRIME
1x Induced cultures
2nd stimulation
X
X
X
Days
X
cliniMACS
Peptide loading & Maturation
PRIME & EXPAND
NEO-PTC-01 (cryopreserved)

Each round of stimulation aims to **PRIME, ACTIVATE** and **EXPAND** neoantigen-specific T cell responses

NEON THERAPEUTICS

Optimizing NEO-STIM Variables Different maturation mixes do not Choosing the right starting cell density is critical improve NEO-STIM hit rate for optimal NEO-STIM expansion Naïve CD8 T cell induction using different maturation mixes Donor A Donor B day 14 day 14 6 12 10 n n o o i 4 i 8 s s n n a a p p 6 x x E E d 2 d 4 l l o o F F 2 0 0 Seeding density Seeding density © 2019 Neon Therapeutics. 41

Optimizing NEO-STIM Variables

Depleting the leukapheresis of certain cell types improves outgrowth of specific cells

Evaluation of starting material pre- and post-depletion


Cell Type-1
Cell Type-2
PBMC
Depleted input
32%
1%
0.1%
0.08%
SSC
Marker-1
Marker-2

Fraction of antigen-specific cells from depleted or non-depleted material antigen specific fraction
(n = 3 replicates)
% CD8+ pMHC+
0
5
10
15
20
25
PBMC
depleted input
PBMC
depleted input
donor A
donor B

NEON THERAPEUTICS

© 2019 Neon Therapeutics.

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Using mRNA in NEO-STIM Produces Neoantigen-specific CD8+ T cells Similarly to Peptide NEO-STIM Cultures Peptide Neoantigen- specific CD8 cells: 1.47% De novo Neoantigen Absolute Cell Numbers in NEO-STIM 2 0 0 0 0 0 ) r s e l l b 1 5 0 0 0 0 e m C u n N e g e 1 0 0 0 0 0 i t t u n l a o o s e 5 0 0 0 0 RNA b N A ( Multimer A Multimer NeoAg 0 specific CD8 e A d cells: 1.67% ti N p R e P Cognate pools of epitopes were encoded in peptide or mRNA form and introduced into NEO-STIM cultures • Frequency of multimer specific T cells were similar in both cultures • Increased neoantigen-specific cells in RNA cultures due to better fold expansion Multimer B pMHC multimer staining of NEO-STIM cultures

NEO-PTC-01: Regulatory Overview Filing CTA/IMPD in Netherlands for first in human (FIH) trial – Engaged with the Netherlands Heath Authority through a customized advice meeting with Medicines Evaluation Board – Consider other countries (e.g., Denmark) after approval from Netherlands Health Authority Medicines Evaluation Board (MEB) in Utrecht meeting on July 11, 2017 – Customized Advice – Attendees from MEB and CCMO – Committee well informed about cell-based products

NEO-PTC-01: Dutch Health Authority Feedback: CMC – Confirmed Neon’s position on Drug Substance and Drug Product – Agreed on classification of input materials: Input Confirmed Classification RECON bioinformatics Critical equipment Patient-specific peptides Critical raw material Patient apheresis Starting material product – Agreed that in-process and release testing and specification setting strategies are appropriate at this stage of development – Agreed Drug Product characterization tests are suitable to support initiation of the planned clinical trial – Agreed to design of the stability study and approach to assignation of expiration date for Drug Product

NEO-PTC-01: Dutch Health Authority Feedback: Pre-clinical and Clinical – Agreed that pre-clinical study plan will likely result in sufficiently studied proof of concept – Agreed that animal studies are not required to support the proposed clinical trial – Agreed to flat-fixed dose levels; advised to start at a lower dose – Agreed that proposed safety monitoring is sufficient to evaluate the safety during the clinical trial – Agreed that duration of the clinical trial is relevant and sufficient to evaluate short-term and long-term preliminary safety – Agreed to proposed lymphodepleting chemotherapy regimen